RBC FUNDS TRUST

U.S. Government Money Market Fund

Access Capital Community Investment Fund

RBC Impact Bond Fund

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 1, 2021 to the prospectuses (the “Prospectuses”) and statements of additional information (the “SAIs”) dated July 29, 2021, January 28, 2021 and April 12, 2021, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

Effective November 1, 2021 (the “Effective Date”), RBC Global Asset Management has aligned the operations of RBC Global Asset Management (U.S.) Inc. (“RBC GAM-U.S.”), the investment adviser to the Funds, and certain of its asset management affiliates. In particular, beginning on the Effective Date, RBC GAM-U.S. and BlueBay Asset Management USA LLC (“BlueBay-U.S.”) have combined their respective U.S. fixed income teams into a single multi-disciplinary team, and have consolidated the businesses’ U.S. legal entity structure, with BlueBay-U.S. merging with and into RBC GAM-U.S. In connection with this integration, RBC GAM-U.S. will utilize services of its affiliate BlueBay Asset Management LLP (“BlueBay-U.K.”), a SEC-registered investment adviser based in London, U.K.

Prior to the Effective Date, the Board of Trustees (the “Board”) of RBC Funds Trust approved a new investment advisory agreement between the Funds and RBC GAM-U.S. to accommodate this integration and the new investment advisory agreement was subsequently approved by shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE